INVESTORS RESEARCH FUND, INC.
================================================================================


                               SEMI-ANNUAL REPORT






================================================================================

                            For the Six Months Ended
                                 March 31, 2000

                         Investors Research Fund, Inc.


Dear Fellow Shareholder:

     The first half of our new fiscal year was very productive. As we have previously communicated with you, the Board of Directors appointed Westcap Investors, LLC as the investment manager of the Investors Research Fund, Inc. on April 1, 1999. The portfolio was immediately changed so that investments are now made in large capitalization growth companies.

     This change was fruitful in the first half of the year, with the net asset value rising from $3.75 to $4.49 per share -- a return of 19.73%. During the same time period the S&P 500 Index rose 17.50%. Westcap's objective is to outperform the S&P 500 Index over longer time periods; however, we are pleased to report that this was also accomplished in a shorter time period.

     We continue to be optimistic towards the longer-term outlook for the stock market. Continuing Federal Government surpluses, accompanied by reasonable Federal Reserve policies, are creating an economic climate that is producing a favorable earnings environment for U.S. companies. The entrepreneurial spirit of business executives combined with generous amounts of risk capital is having an unprecedented effect on the way business is being conducted today. U.S. corporations continue to dominate the growth industries of the future through invention, innovation, marketing and competitive prices. Never before have we witnessed a faster economic growth period marked by low inflation and huge productivity gains.

     Interest rates are rising in response to a red-hot economy. The Federal Reserve Board believes that real GDP growth in the U.S. is too high, and will eventually produce inflationary pressures. Therefore, we expect that the Board will raise interest rates until the economy's growth rate slows. So far, there is little evidence that higher interest rates are having a negative impact on the economy's growth rate. We do expect however, that higher rates will slow the economy later this year.

     The ability of companies to cut costs continues to be a major theme in corporate America today. The combination of worldwide outsourcing and the emerging use of the Internet to lower costs is producing huge gains in corporate profits. As you know, profits are one part of the makeup of stock prices.

     Another part of a stock's price is the valuation that investors place upon a company's earnings. Generally, when interest rates rise, valuations decline. Westcap is concerned that further increases in interest rates in the coming months will negatively impact valuations, and is the biggest impediment to higher stock prices. Currently, we are witnessing a tug of war between lower valuations on the one hand and much higher earnings on the other. This battle is producing very high volatility in the market, which will probably continue at least through the end of June. Thereafter, higher interest rates should have a slowing impact on the economy, allowing the stock market to produce positive returns.

     We look forward to hearing from you with any questions you may have, and please direct any portfolio inquiries to me at (310) 996-3256.

Respectfully,


/s/ Glenn C. Weirick


Glenn C. Weirick
President

                         Investors Research Fund, Inc.

SCHEDULE OF INVESTMENTS at March 31, 2000 (Unaudited)

 Shares                                                                 Value
--------------------------------------------------------------------------------
          COMMON STOCKS: 99.86%

          ADVERTISING: 2 40%
 11,320   Interpublic Group, Inc                                    $   534,870
                                                                    -----------

          BANKING/FINANCIAL SERVICES: 4 79%
  9,280   Bank of America Corp                                          486,620
  9,785   Citigroup, Inc                                                580,373
                                                                    -----------
                                                                      1,066,993
                                                                    -----------
          COMPUTER/PERIPHERAL: 23 39%
 11,310   ADC Telecommunications, Inc *                                 609,326
 10,360   Cisco Systems, Inc *                                          800,957
  6,270   Computer Sciences Corp *                                      496,114
  5,680   IBM                                                           670,240
 11,180   Lucent Technologies, Inc                                      679,185
  7,010   Microsoft Corp                                                744,813
  2,860   Motorola, Inc                                                 407,193
 14,860   SCI Systems, Inc                                              799,654
                                                                    -----------
                                                                      5,207,482
                                                                    -----------
          CONGLOMERATES: 5 49%
  4,510   General Electric Co                                           699,896
 10,480   Tyco International, Inc                                       522,690
                                                                    -----------
                                                                      1,222,586
                                                                    -----------
          DRUGS: 11 42%
  8,460   Allergan, Inc                                                 423,000
 14,800   ALZA Corp *                                                   555,925
  8,520   Bristol Myers Squibb Co                                       492,030
 17,310   Pfizer, Inc                                                   632,897
 11,950   Schering Plough Corp                                          439,163
                                                                    -----------
                                                                      2,543,015
                                                                    -----------
          ENERGY/OIL: 10 22%
 11,650   Apache Corp                                                   579,587
 20,120   Baker Hughes, Inc                                             608,630
  6,800   Chevron Corp                                                  628,575
  5,900   Exxon Mobil Corp                                              459,094
                                                                    -----------
                                                                      2,275,886
                                                                    -----------
          ENTERTAINMENT: 9 91%
  8,350   AT&T - Liberty Media Group*                                   494,737
  8,450   CBS Corp *                                                    478,481
  8,970   MediaOne Group, Inc *                                         726,570
  5,060   Time Warner, Inc                                              506,000
                                                                    -----------
                                                                      2,205,788
                                                                    -----------
          FOOD: 2 01%
 12,560   Sysco Corp                                                $   448,235
                                                                    -----------
          HOUSEHOLD PRODUCTS: 1 48%
  5,870   Procter & Gamble Co                                           330,188
                                                                    -----------
          INSURANCE: 3 02%
  6,132   American International Group, Inc                             671,454
                                                                    -----------
          RETAIL: 6 47%
  8,520   Costco Wholesale Corp *                                       447,832
  7,370   Home Depot, Inc                                               475,365
  9,300   Wal-Mart Stores, Inc                                          516,150
                                                                    -----------
                                                                      1,439,347
                                                                    -----------
          SEMICONDUCTORS: 5 39%
  5,160   Intel Corp                                                    680,797
  3,240   Texas Instruments                                             518,400
                                                                    -----------
                                                                      1,199,197
                                                                    -----------
          TELECOMMUNICATIONS: 8 37%
 11,780   Bell Atlantic Corp                                            720,052
 15,440   MCI WorldCom, Inc *                                           699,625
  6,780   Sprint Corp  (PCS Group)*                                     442,819
                                                                    -----------
                                                                      1,862,496
                                                                    -----------
          UTILITIES: 5 50%
  7,750   AES Corp *                                                    610,312
 14,000   Williams Cos, Inc                                             615,125
                                                                    -----------
                                                                      1,225,437
                                                                    -----------

TOTAL COMMON STOCKS: (Cost $18,861,767)                              22,232,974
                                                                    -----------

                                                                     Principal
                                                                       Amount
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 0 45%
$100,542  UMB Money Market Fiduciary
  (Cost $100,542)                                                       100,542
                                                                    -----------
Total Investments: 100 31%
  (Cost $18,962,309)                                                 22,333,516
Liabilities in excess of Other Assets: (0 31)%                          (69,865)
                                                                    -----------

Net Assets: 100 00%                                                 $22,263,651
                                                                    ===========

* Non-income producing security.

                         Investors Research Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS

  Investments in securities, at value (cost $18,962,309) .......     $22,333,516
  Receivables:
     Dividends and interest ....................................           3,734
  Prepaid expenses .............................................           9,296
  Other assets .................................................             928
                                                                     -----------
        Total assets ...........................................      22,347,474
                                                                     -----------

LIABILITIES

  Payables:
     Advisory fees .............................................          24,826
     Due to custodian ..........................................          24,274
     Taxes .....................................................           3,806
  Accrued expenses .............................................          30,917
                                                                     -----------
        Total liabilities ......................................          83,823
                                                                     -----------

NET ASSETS .....................................................     $22,263,651
                                                                     ===========

COMPOSITION OF NET ASSETS

  Paid-in capital ..............................................     $18,167,195
  Accumulated net investment income ............................          18,557
  Accumulated net realized gain on investments .................         706,692
  Net unrealized appreciation of investments ...................       3,371,207
                                                                     -----------
        Net assets .............................................     $22,263,651
                                                                     ===========

  Shares outstanding (unlimited number of shares
    authorized, $0.01 par value) ...............................       4,959,215
                                                                     ===========

  NET ASSET VALUE AND REDEMPTION PRICE PER SHARE ...............     $      4.49
                                                                     ===========

  Maximum offering price per share (100/96.25 of $4.49) ........     $      4.66
                                                                     ===========

See accompanying Notes to Financial Statements.

                         Investors Research Fund, Inc.

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME

  Dividend income ..............................................    $    77,291
  Interest income ..............................................         13,988
                                                                    -----------
        Total investment income ................................         91,279
                                                                    -----------
  Expenses
     Advisory fees .............................................         51,818
     Administration fees .......................................         17,461
     Legal fees ................................................         17,411
     Fund accounting fees ......................................         15,045
     Audit fee .................................................          5,489
     Transfer agent fees .......................................         23,758
     Distribution fees .........................................         16,226
     Custody fees ..............................................          6,983
     Salaries - officer ........................................         20,989
     Director fees .............................................         19,199
     Rent expense ..............................................          9,860
     Insurance expense .........................................          8,881
     Tax expense ...............................................          4,462
     Registration expense ......................................          7,515
     Reports to shareholders ...................................          5,655
     Miscellaneous expenses ....................................         11,304
                                                                    -----------
        Total expenses .........................................        242,056
                                                                    -----------
           NET INVESTMENT LOSS .................................       (150,777)
                                                                    -----------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on investments .............................        930,532
  Net unrealized appreciation on investments ...................      3,082,780
                                                                    -----------
        Net gain on investments ................................      4,013,312
                                                                    -----------
           NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS ........................................    $ 3,862,535
                                                                    ===========

See accompanying Notes to Financial Statements.

                         Investors Research Fund, Inc.


STATEMENT OF CHANGES IN NET ASSETS

                                                     For the Six          For the Year
                                                    Months Ended             Ended
                                                   March 31, 2000*     September 30, 1999
                                                   ---------------     ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ............................   $   (150,777)       $   (164,948)
  Net realized gain on investments ...............        930,532             132,667
  Net unrealized appreciation on investments .....      3,082,780           3,648,270
                                                     ------------        ------------
     NET INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS ..........................      3,862,535           3,615,989
                                                     ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................             --            (185,349)
  From net realized gain .........................             --            (357,012)
                                                     ------------        ------------
     DECREASE IN NET ASSETS FROM DISTRIBUTIONS....             --            (542,361)
                                                     ------------        ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................        956,261             407,390
  Net asset value of shares issued on
     reinvestment of distributions ...............             --             481,670
  Cost of shares redeemed ........................     (2,664,920)         (7,655,904)
                                                     ------------        ------------
     NET DECREASE FROM CAPITAL SHARE
        TRANSACTIONS .............................     (1,708,659)         (6,766,844)
                                                     ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS ....      2,153,876          (3,693,216)

NET ASSETS
     Beginning of period .........................     20,109,775          23,802,991
                                                     ------------        ------------
     END OF PERIOD ...............................   $ 22,263,651        $ 20,109,775
                                                     ============        ============
CAPITAL SHARE ACTIVITY
  Shares sold ....................................        250,318             519,631
  Shares issued on reinvestment of distributions..             --                 505
  Shares redeemed ................................       (649,728)         (3,359,843)
                                                     ------------        ------------
     Net decrease in shares outstanding ..........       (399,410)         (2,839,707)
                                                     ============        ============

* Unaudited.

See accompanying Notes to Financial Statements.

                         Investors Research Fund, Inc.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

                                    For the Six         For the Year Ended September 30,
                                   Months Ended     ------------------------------------------
                                  March 31, 2000+   1999      1998      1997     1996     1995
                                  ---------------   ----      ----      ----     ----     ----
Net asset value, beginning
  of period ......................    $ 3.75       $ 3.32    $ 4.76    $ 4.33   $ 4.10   $ 4.62
                                      ------       ------    ------    ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss) ...     (0.03)       (0.02)     0.04      0.09     0.26     0.07
  Net realized and unrealized
    gain (loss) on investments ...      0.77         0.53     (0.40)     1.11     0.33     0.25
                                      ------       ------    ------    ------   ------   ------
Total from investment
  operations .....................      0.74         0.51     (0.36)     1.20     0.59     0.32
                                      ------       ------    ------    ------   ------   ------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income......        --        (0.03)    (0.08)    (0.28)   (0.07)   (0.50)
  From net realized gain .........        --        (0.05)    (1.00)    (0.49)   (0.29)   (0.34)
                                      ------       ------    ------    ------   ------   ------
Total distributions ..............        --        (0.08)    (1.08)    (0.77)   (0.36)   (0.84)
                                      ------       ------    ------    ------   ------   ------
Net asset value, end
  of period ......................    $ 4.49       $ 3.75    $ 3.32    $ 4.76   $ 4.33   $ 4.10
                                      ======       ======    ======    ======   ======   ======

Total return .....................     19.73%*      15.46%    (9.55%)   30.42%   14.66%    7.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
  (in millions) ..................    $   22       $   20    $   24    $   33   $   30   $   32
Ratio of expenses to average
  net assets .....................      2.26%**      2.39%     1.85%     1.77%    1.76%    1.60%
Ratio of net investment income
  (loss) to average net assets ...     (1.41%)**    (0.73%)   91.00%     1.94%    6.67%    1.52%

Portfolio turnover rate ..........     24.31%*     114.35%   260.95%   294.81%  669.79%  248.44%

+  Unaudited.
*  Not annualized.
** Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     Investors  Research  Fund,  Inc.  ("The  Fund")  is  registered  under  the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the state of Delaware. The Fund began operations on March 1, 1959. The investment objective of the Fund is to seek growth of capital over the long term. The Fund seeks to achieve its objective by primarily investing in common stocks of large capitalization domestic companies that combine growth potential with superior financial strength.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or NASDAQ are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or NASDAQ for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Directors. Short-term obligations are valued at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses on security transactions are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net investment income and net realized gains from security transactions are generally distributed in December of each calendar year.

     D. USE OF ESTIMATES. Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Effective April 1, 1999, the Fund entered into an Investment Advisory Agreement (the "Agreement") with Westcap Investors, LLC (the "Advisor"). Under the terms of the Agreement, the Advisor furnishes all investment advice needed by the Fund. As compensation for its services, the Advisor receives a quarterly fee at the annual rate of 0.50% of the Fund's average daily net assets. For the six months ended March 31, 2000, the Fund incurred $51,818 in advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee, payable monthly on the value of the total average net assets of the Fund at an annual rate of 0.10% of the first $200 million of such net assets, 0.05% of the next $300 million, and 0.03% thereafter, subject to a minimum fee of $40,000. For the six months ended March 31, 2000, the Fund incurred $17,461 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - LEASE COMMITMENTS

     Under a lease expiring April 14, 2000, the Fund is committed to pay minimum lease payments of $678 per month for the rent for its present office space. The minimum monthly rent is subject to consumer price index adjustments each April 1 for the duration of the lease. In addition to the minimum monthly payments, the lease requires monthly payments of increases in building operating expenses effective January 1, 1998. Building operating expenses are adjusted annually each January 1 by the lessor.

     Future minimum annual lease commitments for the remaining term of this lease is $337. Rental expense for the six months ended March 31, 2000 was $9,860.

NOTE 5 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders at an annual rate of up to 0.50% of the Fund's average daily net assets. For the six months ended March 31, 2000, the Fund incurred $16,226 in distribution fees.

NOTE 6 - APPRECIATION (DEPRECIATION) OF INVESTMENTS

     At March 31, 2000, the net unrealized appreciation for stocks was as follows:

        Gross unrealized appreciation .........  $4,496,661
        Gross unrealized depreciation .........  (1,125,454)
                                                 ----------
           Net unrealized appreciation ........  $3,371,207
                                                 ==========

   The cost basis used above is the same as that used for financial statement purposes.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

   The cost of purchases and the proceeds from sales of securities for the six months ended March 31, 2000, excluding short-term investments, were $5,049,059 and $6,532,680, respectively.

================================================================================

                                     Adviser
                                WESTCAP INVESTORS
                       11111 Santa Monica Blvd., Suite 820
                             Santa Monica, CA 90028
                                 (310) 996-3256
                            (Mutual Fund Direct Line)
                            www.westcapinvestors.com

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    Custodian
                                     UMBBANK
                          928 Grand Avenue, 10th floor
                              Kansas City, MO 64141

                                 Transfer Agent
                               N D RESOURCES, INC.
                              #1 North Main Street
                                 Minot, ND 58703

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                            San Francisco, CA 94104

================================================================================

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.